UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 30, 2019
EQM Midstream Partners, LP
(Exact name of registrant as specified in its charter)

DELAWARE	001-35574	37-1661577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Liberty Avenue, Suite 2000, Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (412) 395-2688
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	EQM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.          Results of Operations and Financial Condition.
Today, Equitrans Midstream Corporation and EQM Midstream Partners, LP issued a joint news release announcing their second quarter 2019 earnings. A copy of the news release is attached hereto and furnished as Exhibit 99.1 and is incorporated in this report by reference.
The information in this Form 8-K, including the accompanying Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.          Financial Statements and Exhibits.
(d) Exhibits.

99.1	News release dated July 30, 2019 issued by Equitrans Midstream Corporation and EQM Midstream Partners, LP

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQM Midstream Partners, LP
(Registrant)

		By:	EQGP Services, LLC, its General Partner

		By:	/s/ Kirk R. Oliver
Kirk R. Oliver
Senior Vice President and Chief Financial Officer

Date:	July 30, 2019